Exhibit 10.8
EXECUTION VERSION

UNCONDITIONAL AND CONTINUING GUARANTY AGREEMENT

        THIS UNCONDITIONAL AND CONTINUING GUARANTY AGREEMENT (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) is made as of July 31, 2020, by AquaBounty Farms, Inc., a Delaware corporation (the “Guarantor”), in favor of First Farmers Bank and Trust, located at 123 N. Jefferson St., Converse Indiana 46919 (the “Lender”).
FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, and to induce Lender to make certain loans (collectively, the “Loan”) to AquaBounty Farms Indiana LLC, a Delaware limited liability company (the “Borrower”), pursuant to that certain Loan and Security Agreement dated as of the date hereof by and among Lender and Borrower (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), from which Guarantor expects to derive direct financial benefit, Guarantor, for itself, legal representatives, successors and assigns, absolutely and unconditionally guarantees to Lender, its successors and permitted assigns, the full and complete payment and performance of any and all of Borrower’s liabilities, obligations and debts to Lender, now existing or hereinafter incurred or created, with respect to the Loan; whether any such indebtedness is due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether recovery on the indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever, and including, without limitation, pertaining to the Note issued pursuant to and as defined in the Loan Agreement, and secured by such other documents or instruments given in connection with the Loan (all such liabilities, obligations and debts of Borrower, together with all accrued and unpaid interest thereon, any expenses, including reasonable and documented outside attorneys’ fees, that Lender may pay in collecting from Borrower or Guarantor, and all other amounts payable by Borrower pursuant to the Loan Documents (as defined in the Loan Agreement) with respect to the Loans shall be referred to herein collectively as the “Guaranteed Obligations”). Unless otherwise defined herein, all capitalized terms shall have the meanings given them in the Loan Agreement.
Additional Terms and Conditions of Guaranty

1. This Agreement is a guaranty of payment and not of collection. Therefore, Lender may insist that Guarantor pay immediately, and Lender is not required to attempt to collect first from Borrower, any Collateral, any other Guarantor, or any other person liable for the Guaranteed Obligations. The obligations of Guarantor under this Agreement shall be unconditional and absolute, regardless of any invalidity or unenforceability of any provisions of the Loan Documents, or the existence of any defense, setoff or counterclaim which Borrower may assert against Lender or which Guarantor may assert against Borrower and/or Lender. Without limiting the generality of the foregoing, the obligations of Guarantor hereunder shall not be discharged or impaired upon the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to, or the consent of, Guarantor: (a) the failure to give notice to Guarantor of the occurrence of a default under this Agreement or of a default under the terms and provisions of any of the Loan Documents; (b) the waiver, compromise, consent or release, or other action or inaction in respect to the payment, performance or observance of any of the obligations, covenants or agreements of Borrower or any other party liable for the Guaranteed Obligations contained in any of the Loan Documents; (c) the extension of the time for payment of the Loan or of the time for performance of any of the
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obligations, covenants or agreements under or arising out of any of the Loan Documents or this Agreement, or the extension or renewal thereof; (d) the modification, amendment, addition or supplement (whether material or otherwise) of any obligation, covenant or agreement or other term of the Loan Documents; (e) any failure, omission or delay on the part of Lender in enforcing, asserting or exercising any right, power or remedy conferred on Lender under any of the Loan Documents or this Agreement, or in enforcing, asserting or exercising any other right, power or remedy of Lender; (f) the voluntary or involuntary liquidation, dissolution, sale, lease or other transfer or disposition of all or substantially all assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting Borrower or any other party liable for the Guaranteed Obligations or any of the assets of Borrower or any other such party, or any allegation concerning, or contest of, the validity of any of the Loan Documents or this Agreement in any such proceeding; (g) to the extent permitted by law, any event or action that would, in the absence of this clause, result in the release or discharge by operation of law of Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Agreement; (h) the default or failure of Borrower or any other party liable for the Guaranteed Obligations fully to perform any of their respective obligations, covenants or agreements set forth in any of the Loan Documents; (i) any act or omission of Lender; (j) any limitation of Borrower’s or any other party’s liability under any of the Loan Documents or any limitation of Borrower’s or any other such party’s liability which may now or hereafter be imposed by any statute, regulation or rule of law; (k) the substitution or release, in whole or in part, of any Collateral securing the Loans; (l) the addition of a new guarantor or guarantors or the release of one or more than one guarantor; (m) any change in the composition or structure of Borrower, including a merger or consolidation with any other person or entity; or (n) any other circumstance. Guarantor waives, to the extent permitted by applicable law, any defenses based on suretyship and all relief from any and all homestead, appraisement and exemption laws now in force or hereafter enacted.

2. If any monies become available that Lender can apply to the Guaranteed Obligations, Lender may apply them in any manner it chooses, including but not limited to applying them against obligations of Borrower which are not covered by this Agreement. Lender may take any action against Borrower, any Collateral securing the Guaranteed Obligations or any other person liable for any of the Guaranteed Obligations. Lender may release Borrower or anyone else from the Guaranteed Obligations, either in whole or in part, or release any Collateral, and need not perfect a security interest in any Collateral. Lender is not liable to exercise any rights that it has against Borrower or any other party or make any effort to realize on any Collateral or right of set-off. If Borrower requests more credit or any other benefit, Lender may grant it, and Lender may grant renewals, extensions, modifications and amendments of the Guaranteed Obligations and otherwise deal with Borrower or any other person as Lender sees fit and as if this Agreement were not in effect, all without affecting the obligations of Guarantor hereunder.

3. Guarantor shall be jointly and severally liable with Borrower and any other guarantor of the Guaranteed Obligations to the extent of this Agreement. If Lender elects to enforce its rights against less than all guarantors of the Guaranteed Obligations, that election shall not release Guarantor from its obligations under this Agreement. The compromise or release of any of the obligations of any of the other guarantors or Borrower shall not serve to waive, alter or release Guarantor’s obligations under this Agreement.

4. Guarantor agrees that, without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed, Guarantor shall not permit (a) any pledge of any ownership interest in Guarantor, Borrower or any Domestic Subsidiary or (b) any sale or other transfer of any ownership interest in Guarantor, Borrower or any Domestic Subsidiary.

5. Guarantor waives, to the extent permitted by applicable law, any right it may have to receive notice of the following matters before Lender enforces any of its rights: (a) Lender’s acceptance of this Agreement; (b) any credit that Lender extends to Borrower; (c) the occurrence of a Default; (d) any demand; or (e) any action that Lender takes regarding Borrower, anyone else liable for the Guaranteed Obligations, any Collateral or any Guaranteed Obligations which it might be entitled to by law or under any other agreement. Lender may waive or delay enforcing any of its rights without losing them. No modification or waiver of this Agreement shall be effective unless it is in writing and signed by the party against whom it is being enforced, and any such waiver shall affect only the specific terms and time period stated in the waiver.

6. Guarantor represents that (a) the execution and delivery of this Agreement and the performance of the obligations it imposes (i) do not violate any law; (ii) do not conflict with any material agreement by which such Guarantor is bound; and (iii) do not require the consent or approval of any governmental authority or any third party; (b) this Agreement has been duly executed and delivered and is a valid and binding agreement of Guarantor, enforceable according to its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity; and (c) all financial statements and other information furnished to Lender fairly reflect, in all material respects, the financial condition of Guarantor on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates, subject to normal year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes and other presentation items.

7. Guarantor expressly waives, to the extent permitted by applicable law, any and all rights of subrogation, contribution, reimbursement, indemnity, exoneration, implied contract, recourse to security or any other claim (including any claim, as that term is defined in the federal Bankruptcy Code, and any amendments) which Guarantor may now have or later acquire against Borrower, or any other person or entity directly or contingently liable for the Guaranteed Obligations, arising from the existence or performance of Guarantor’s obligations under this Agreement. Guarantor further agrees that should any payments to Lender on the Guaranteed Obligations be, in whole or in part, invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act or code, state or federal law, common law or equitable doctrine, this Agreement shall remain in full force and effect (or be reinstated, as the case may be) until payment in full of any such amounts, which payment shall be due on demand.

Except as prohibited by applicable law, Guarantor waives any right to require Lender: (a) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Guaranteed Obligations, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Guaranteed Obligations or in connection with the creation of new or additional loans or obligations; (b) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (c) to proceed directly against any Collateral securing the Guaranteed Obligations, any other guarantor, or any other person or entity; (d) to give notice of the terms, time, and place of any public or private sale of any personal property Collateral, or to comply with any other applicable provisions of the Uniform Commercial Code; (e) to pursue any other remedy within Lender’s power; or (f) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

8. Any notice regarding this Agreement shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally to the party or upon receipt thereof following its having been sent by registered or certified mail to any party hereto at the applicable address above stated or at such other address of which said party shall have notified the party giving such notice in writing.

9. This Agreement shall be governed by Indiana law. Guarantor agrees that any legal action or proceeding against it with respect to any of its obligations under this Agreement may be brought in any state or federal court located in the State of Indiana, as Lender in its sole discretion may elect. By the execution and delivery of this Agreement, Guarantor submits to and accepts, with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of those courts. Guarantor waives any claim that Indiana is not a convenient forum or the proper venue for any such suit, action or proceeding.

10. Guarantor’s liability under this Agreement is independent of its liability under any other guaranty previously or subsequently executed by Guarantor, singularly or together with others, as to all or any part of the Guaranteed Obligations, and may be enforced for the full amount of this Agreement regardless of Guarantor’s liability under any other guaranty. Upon the occurrence of an Event of Default, Lender shall have the right at any time to apply its own debt or liability to Guarantor in whole or partial payment of this Agreement, without any requirement for mutual maturity. This Agreement is binding on Guarantor’s successors and assigns and will operate to the benefit of Lender and its successors and assigns.

11. Guarantor acknowledges and agrees that there may be a constitutional right to a jury trial in connection with any claim, dispute or lawsuit arising with respect to this Agreement, but that such right may be waived. Accordingly, Guarantor agrees that, notwithstanding such constitutional right, in this commercial matter Guarantor believes and agrees that it shall be in Guarantor’s best interests to waive such right, and, accordingly, hereby waives such right to a jury trial, and further agrees that the best forum for hearing any claim, dispute, or lawsuit, if any, arising in connection with this Agreement or the relationship among Borrower, Lender, and Guarantor, whether now existing or hereafter arising, or whether sounding in contract or tort or otherwise, shall be a court of competent jurisdiction sitting without a jury.

12. Lender is hereby authorized to record electronically or otherwise (i) the date and amount of each disbursement of any Guaranteed Obligations, (ii) the date and amount of each payment or repayment of Guaranteed Obligations, and (iii) such other information as it deems necessary or appropriate, and may, if Lender so elects in connection with any transfer or enforcement of this Agreement, endorse on a schedule forming a part hereof appropriate notation to evidence the foregoing information with respect to the Guaranteed Obligations then outstanding. Such recordation or endorsement shall constitute prima facie evidence of the accuracy of the information so recorded or endorsed; provided, however, the failure of Lender to make any such recordation(s) or endorsement(s) shall not affect the obligation of Guarantor to pay the Guaranteed Obligations or any other amount due hereunder in accordance with the terms hereof.

13. Guarantor agrees to pay all costs, expenses (including reasonable and documented attorneys’ fees), and disbursements incurred by Lender on Borrower’s behalf (a) in all efforts made to enforce this Agreement, (b) in connection with modifying or amending this Agreement, (c) in enforcing and foreclosing on Lender’s security interest in any Collateral or possession of any premises containing any Collateral, whether through judicial proceedings or otherwise, (d) in defending or prosecuting any actions or proceedings arising out of or relating to Lender’s transactions with Guarantor, or (e) in connection with any advice given to Lender with respect to its rights and obligations under this Agreement and all related agreements. Expenses being reimbursed by Guarantor under this section include costs and expenses incurred in connection with: (i) appraisals and insurance reviews; (ii) environmental examinations and reports; (iii) field examinations and the preparation of reports based thereon; (iv) the fees charged by a third party retained by Lender or the internally allocated fees for each person or entity employed by Lender with respect to each field examination; (v) taxes, fees and other charges for (x) lien and title searches and (y) the recording of any mortgages, filing of any financing statements and continuations, and other actions to perfect, protect, and continue Lender’s security interests; (vi) sums paid or incurred to take any action required of Borrower under the Loan Documents that Borrower fails to pay or take; and (vii) forwarding loan proceeds, collecting checks and other items of payment, and costs and expenses of preserving and protecting the Collateral.

[Signature Page Follows]

        IN WITNESS WHEREOF, the Guarantor has executed this Agreement as of the day and year first written above.

GUARANTOR:

AQUABOUNTY FARMS, INC.

By: /s/ David A. Frank
David A. Frank, Treasurer and Chief
Financial Officer

Address: 2 Mill & Main Place, Suite 395
Maynard, MA 01754

STATE OF MASSACHUSETTS )
         ) SS:
COUNTY OF MIDDLESEX  )

The foregoing instrument was acknowledged before me, a Notary Public in and for said County and State, on this 31st day of July, 2020, by David A. Frank, as Treasurer and Chief Financial Officer of AquaBounty Farms Indiana LLC, a Delaware limited liability company, on behalf of the company.

/s/ Christopher H. Martin
Print Name: Christopher H. Martin
Notary Public, Middlesex County, Massachusetts
My commission expires: August 19, 2022

[Affix seal below]

/SEAL/
Signature Page to Guaranty Agreement (ABF)

Witness:

/s/ Sherry Sylvester
Witness Signature

Witness Name (Print): Sherry Sylvester

STATE OF MASSACHUSETTS )
        ) SS:
COUNTY OF MIDDLESEX )

Before me, a Notary Public in and for said County and State, personally appeared Sherry Sylvester, on this 31st day of July, 2020, being known to me to be the person whose name is subscribed as a witness to the foregoing instrument, who, being duly sworn by me, deposes and says that the foregoing instrument was executed and delivered by David A. Frank in the above-named subscribing witness’s presence, and that the above-named subscribing witness is not a party to the transaction described in the foregoing instrument and will not receive any interest in or proceeds from the property that is the subject of the transaction.

/s/ Christopher H. Martin
Print Name: Christopher H. Martin
Notary Public, Middlesex County, Massachusetts
My commission expires: August 19, 2022

[Affix seal below]

/SEAL/